Long Island's Premier Community Bank www.astoriafederal.com First Quarter Ended March 31, 2004

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Corporate Profile $22.7 billion in assets $11.5 billion in deposits 8.3% deposit market share in Long Island market - Largest thrift depository Serves 700,000 customers/consumers Book value per common share(2): $19.61 Tangible book value per common share(3): $17.09 Insider & ESOP stock ownership: 16% $2.7 billion market cap 10+ years as a public company - enhancing shareholder value All figures in this presentation are as of March 31, 2004 and all market data and IBES consensus are as of April 30, 2004, except as noted. NYSE: AF

AF: A Record of Enhancing Shareholder Value Assets of $10 billion by 2000 Improve asset quality Enhance operating efficiency Broaden lending capabilities Generate returns in mid-teen range Enhance shareholder value $22.7 billion in assets 0.12% NPA/total assets 1.02% G&A expense ratio Origination network now covers 19 states; correspondent networks cover 44 states 17.31% return on average tangible equity(5) 10 year total return: 536% or 20.3% CAGR* * December 31, 1993 through December 31, 2003 1993 IPO objectives The record as of March 31, 2004

A Simple Formula for Enhancing Shareholder Value Retail Banking - Premier community bank on Long Island Full provider of quality financial services and products Anytime/Anywhere banking, 24/7, multi-channel distribution network Extended hours, Saturday & Sunday banking Dominant market share in core market - Largest thrift depository, fourth largest bank/thrift depository Mortgage Lending - 1-4 Family, Multifamily and CRE Expertise Portfolio lender, not a mortgage banker No dependence on gain on sale of loans revenue Multiple loan delivery channels enhance efficiency & flexibility - Retail, broker and correspondent network - No production machine to feed - Significantly reduces expense risk in a slower mortgage market Double-digit loan portfolio growth will resume as interest rates rise and refinance cash flows recede Operating Efficiency Focus on Core Business

Leading Retail Banking Franchise $11.5 billion in deposits, 86 banking office network Serving the Long Island market since 1888 Low cost/stable source of funds - average rate: 1.96% Core Deposits represent 49% of Deposits, or $5.6 billion Checking accounts total $1.5 billion, or 27% of core deposits Pro-active sales culture Banking offices with high average deposits contribute to efficiency Long Island Offices (83) - Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) - Average Deposits of $134 Million Westchester Offices (3) - Average Deposits of $132 Million Alternative delivery channels ATM's, telephone and Internet banking

Long Island Powerhouse Nassau Queens Brooklyn Suffolk Banking Offices and Deposit Share Ranking on Long Island Overall Deposit Share Ranking: #1- all thrifts, #4- all financial institutions

Strong Position in Core Market Brooklyn, Queens, Nassau and Suffolk Source: FDIC/OTS Summary of Deposits. Data as of June 30, 2003. (Dollars in millions) Market Average Institution Deposits Share Branches Deposits 1. North Fork/GreenPoint $20,520 15.7% 196 $105 2. Chase 20,441 15.7 148 138 3. Citigroup 15,289 11.7 140 109 4. ASTORIA 10,869 8.3 83 131 5. Washington Mutual 9,209 7.1 81 114 6. NY Community 8,978 6.9 99 91 7. HSBC 8,858 6.8 91 97 8. Fleet/BAC 6,624 5.1 109 61 9. Bank of New York 3,978 3.1 108 37 10. Independence /SIB 3,667 2.8 35 105 Total - Core Market $ 130,403 1,412 The combined population of these four counties (7.6 million) exceeds the population of 39 individual U.S. states

($ in millions) Suffolk Institution Total Share Branches 1. North Fork/GreenPoint $5,433 20% 63 2. Chase 4,454 17 35 3. Astoria 2,391 9 25 4. Citigroup 2,182 8 29 5. WaMu 2,017 7 27 Total $26,987 394 Well Positioned in Each of Our Key Markets ($ in millions) Nassau . Institution Total Share Branches 1. North Fork/GreenPoint $7,100 17% 57 2. Citigroup 5,856 14 56 3. Chase 5,359 13 31 4. NY Community 4,164 10 36 5. Astoria 3,901 9 29 Total $41,884 420 Source: FDIC/OTS Summary of Deposits. Data as of June 30, 2003 Deposits ($ in millions) Queens . Institution Total Share Branches 1. Chase $5,318 19% 42 2. North Fork/GreenPoint 4,880 15 54 3. Citigroup 3,914 14 30 4. Astoria 3,062 11 17 5. NY Community 2,918 9 33 Total $32,965 341 ($ in millions) Brooklyn Institution Total Share Branches 1. Chase $5,309 19% 40 2. HSBC 3,485 12 26 3. Wamu 3,439 12 18 4. Citigroup 3,339 12 25 5. North Fork/GreenPoint 3,106 9 23 Astoria (#7) 1,515 5 12 Total $28,486 257 Median household income: $78,746 Median household income: $71,527 Median household income: $35,248 Median household income: $46,376 U.S. Median HHI: $48,868/NY State Median HHI: $47,659

Money Market Savings Now/Demand Retail CD's East 10 26 13 51 Deposit Composition Total - $11.5 Billion 49% Core or $5.6 Billion At March 31, 2004 Retail CD's: $5.9B, or 51% Rate: 3.51% $1.1B, or 10% $3.0B, or 26% Rate: 0.06% Average Rate: 1.96% Rate: 0.55% Rate: 0.40% $1.5B, or 13%

Sales Initiatives - PEAK Process Performance based on Enthusiasm, Actions and Knowledge A "needs" based approach to sales rather than "product" based approach Highly interactive program - daily and weekly meetings create a focus that is shared throughout the branch network Incentives for strong performance, both individual and team

Customer Satisfaction Survey Key Findings: 69% of Astoria customers are highly satisfied - vs. 63% of key competitor customers 71% of Astoria customers are highly likely to recommend Astoria to friend/family member - vs. 59% for key competitor customers Satisfaction with the branch is by far the strongest driver of overall satisfaction - 81% of Astoria customers are highly satisfied with quality of branch service

Deposit Growth 12/31/00 12/31/01 12/31/02 12/31/03 3/31/04 10.1 10.9 11.1 11.2 11.5 ($ in billions) $10.1 $10.9 $11.1 $11.2 $11.5

Checking Account Growth 36891 37256 37621 37986 38077 Personal - 11% CAGR 924 1086 1224 1303.087295 1297.482944 Business - 34% CAGR 81 114 159 190.322705 207.567056 ($ in millions) $1,505 $1,493 $1,383 $1,200 $1,005 CAGR = 13% Average Rate: 0.06%

Reduced CD Costs - Lengthened CD Maturities CD's Weighted Original New CD's Weighted Original Matured Avg. Rate Avg. Maturity Issued Avg. Rate Avg. Maturity 1Q03 $ 907 2.46% 12 months $1,119 2.18% 17 months 2Q03 $ 897 2.30% 12 months $ 916 1.71% 15 months 3Q03 $ 781 2.01% 12 months $ 732 1.60% 15 months 4Q03 $ 868 2.46% 15 months $ 834 2.10% 18 months 1Q04 $1, 178 2.33% 14 months $1,508 2.51% 22 months TOTAL $4,631 2.32% 13 months $5,109 2.10% 18 months ($ in millions)

Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio - Minimizes interest rate risk Multiple delivery channels provide flexibility & efficiency - Retail* - Commissioned representatives/brokers-originations in 19 states* - Third party originators - correspondent relationships in 44 states* Secondary marketing capability - Sale of 15 year and 30 year fixed rate loans reduces interest rate risk Geographically diversified portfolio - Reduces lending concentrations 1-4 Family Mortgage Lending * All loans underwritten to Astoria's stringent standards.

1-4 Family Mortgage Loan Originations By Product Type 2000 2001 2002 2003 1Q03 1Q04 3/1 ARM 299.8 578 1211 1004 175 203 5/1 ARM 1307 2122 2040 3050 761 252 Other ARM 484 737 719 844 246 92 Other 279.2 500 556 674 285 70 $1.2B $3.9B $4.5B (In Millions) $2.4B $5.6B Net portfolio growth: +$843.5 M +$254.7 M ($895.7) M ($238.3) M ($315.2) M ($70.3) M Weighted Avg. Portfolio Coupon at Period End 7.33% 7.01% 6.33% 5.26% 6.10% 5.18% $617.3M

1-4 Family Loan Application Mix 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 10/1/2003 11/1/2003 12/1/2003 1/4/2004 2/4/2004 3/4/2004 Refinance 789.921155 511.920902 735.275605 622.446889 443.455658 235.672768 253.749959 254.866344 166.126997 152.527368 193.104307 205.851328 422.649846 Purchase 190.15244 193.851497 261.239209 195.632813 233.830229 230.755015 250.142634 232.852446 156.689542 119.416142 159.517052 145.286854 248.98402 ($ Volume of Applications in millions) Percent of Refinance Loan Volume: 81% 73% 74% 76% 65% 51% 50% 52% 51% 56% 55% 59% 63%

Solid and growing Multifamily/CRE portfolio $3.2 billion in portfolio - Weighted Average Coupon at March 31, 2004: 6.18% Conservative underwriting - Average LTV < 65% Average loan in portfolio < $1 million Approximately 90% of multifamily portfolio is subject to rent control or stabilization 13% annualized growth 1Q04 Multifamily/Commercial Real Estate Lending Note: LTV is based on current principal balances and original appraised values.

2000 2001 2002 2003 1Q03 1Q04 Multifamily 204.9 413.5 750.2 1231.9 170.615 169.833 CRE 109.5 178.2 260 418.1 64.667 70.194 Multifamily/Commercial Real Estate Originations (In Millions) $314.5 $591.8 Originations include mixed use property loans. $1,010.2 $235.3 $1,650.1 $240.0

Multifamily/CRE Portfolio Growth 3/31/00 3/31/01 3/31/02 3/31/03 3/31/04 Multifamily 0.644828 0.845858 1.197358 1.717637 2.303535 CRE 0.455849 0.514723 0.62596 0.74077 0.906262 ($ in billions) % of total loans 10% 12% 15% 21% 25% $1.1 $1.4 $1.8 $2.5 CAGR = 31% Average loan balance outstanding is < $1 million. $3.2

Minimal credit risk Conservative underwriting, top quality loans, low LTVs 1Q04 net charge-offs less than one basis point No sub-prime lending 99+% of all loans secured by real estate Strong reserves Allowance for loan losses/non-performing loans: 337% Low delinquency trends Top quality MBS portfolio Primarily agency, agency-backed or 'AAA' rated Asset Quality Focus

Comm'l R/E Multi-family Home Equity and Other One-to-Four Family East 7 18 4 71 Low Credit Risk Loan Portfolio Composition At March 31, 2004 Excludes loans held for sale; LTV based on current principal balance and original appraised value. Average LTV: 63.5% Total Portfolio: $12.7 billion Commercial R/E - 7% Average LTV: 62.7% Multifamily - 18% Average LTV: 64.6% One-to-Four Family - 71% Average LTV: 63.3% Home Equity & Other - 4%

NPA to Total Assets vs. Peers 2000 2001 2002 2003 2004* All U.S. Thrifts 0.0032 0.0038 0.0039 0.0038 0.0038 NY Thrifts 0.0035 0.0032 0.0039 0.0028 0.0028 AF 0.0018 0.0018 0.0016 0.0014 0.0012 * Most recent data available for All US Thrifts and NY Thrifts is as of December 31, 2003. AF data is as of March 31, 2004. Source: SNL Financial - Median Ratios.

1-4 Family Delinquency Ratios: AF vs. MBA 3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 MBA NY conv 5.13 4.94 4.43 4.18 4.18 3.91 3.45 3.61 4.06 4.53 3.8 3.93 4.8 4.55 3.86 4.28 3.59 3.63 3.11 3.28 3.3 3.12 MBA US conv 3.7 3.72 3.3 3.29 3.35 3.29 2.83 2.9 3.21 3.68 3.23 3.51 3.92 3.99 3.61 3.87 3.15 3.39 2.96 3.04 3.07 3.13 AF 2.66 4.57 3.59 2.6 2.41 2.1 1.78 1.64 1.9 2.08 1.29 1.19 1.51 1.57 1.2 1.12 1.28 1.41 1.2 1.31 1.23 1.2 0.81 Source: MBA National Delinquency Survey. Beginning with 3Q02, MBA statistics for conventional loans excludes sub-prime loans. :

FNMA GNMA & FHLMC FHLMC CMO/REMIC - Non Agency (rated A or higher) CMO/Remic- Agency East 1 1 10 88 West North Low Credit Risk MBS Portfolio Total MBS Portfolio Classification Available for sale - $ 2.5B Held to maturity - $ 5.7B Total $ 8.2B At March 31, 2004 Average Life: 2.6 years

One year gap: 0.76% Key balance sheet components Short-term hybrid adjustable-rate mortgage loan portfolio Short weighted average life MBS portfolio Offset by: Large core deposit base - provides natural hedge against rising rates Longer-term CDs and borrowings Interest Rate Risk Management

Interest Rate Risk Management Borrowings Weighted Average Weighted Average Refinanced Rate Term 4Q03 $ 900 Million 2.63% 2.7 years 1Q04 $2,400 Million 2.71% 3.3 years Subtotal $3,300 Million 2.69% 3.1 years CD Activity CD's Weighted Average Weighted Average Issued Rate Maturity 4Q03 $ 834 Million 2.10% 18 months 1Q04 $1,508 Million 2.51% 22 months Subtotal $2,342 Million 2.36% 21 months Total Refinanced - Last 6 Months $5.6 Billion 2.55% 2.5 years Term Borrowing Activity

Balance Sheet Repositioning (In Billions) 12/31/99 03/31/04 Loans MBS vs. 12/31/99 03/31/04

Loan Mix 1-4 Family Mulitfamily/CRE Other East 88 10 2 West North 1-4 Family Mulitfamily/CRE Other East 71 25 4 West North Money Market Savings Now/Demand CD's East 6.7 30 8.5 54 West North 1-4 Family: $9.0 Billion* Multifamily/CRE: $1.0 Billion* Other: $0.2 Billion* Total Loans: $10.3 Billion December 31, 1999 March 31, 2004 1-4 Family: $8.9 Billion* Multifamily/CRE: $3.2 Billion* Other: $0.6 Billion* Total Loans: $12.7 Billion * Excludes net unamortized premium/net deferred loan costs. Excludes loans held for sale.

Balance Sheet Repositioning (In Billions) 12/31/99 03/31/04 12/31/99 03/31/04 vs. Deposits Borrowings

Deposit Composition Core CD's East 48 52 West North Core CD's East 49 51 West North Money Market Savings Now/Demand CD's East 6.7 30 8.5 54 West North 49% Core - $5.6 Billion Total Deposits - $11.5 Billion Average rate: 1.96% 48% Core - $4.6 Billion Total Deposits - $9.6 billion Average Rate: 3.94% December 31, 1999 March 31, 2004

G&A Expense Ratio(4) 2000 2001 2002 2003 2004* All U.S. Thrifts 1.76 1.73 1.74 1.63 1.63 NY Thrifts 1.93 1.82 1.8 1.7 1.7 AF 0.85 0.79 0.88 0.91 1.02 * Most recent data available for All US Thrifts and NY Thrifts is for the year ended December 31, 2003. AF is for the quarter ended March 31, 2004. Source: SNL Financial - Median Ratios

1997 1998 1999 2000 2001 2002 2003 3/31/2004 Stock Repurchased 86 102 262 346 636 846 1042 1081 Dividends 24 57 106 155 210 275 340 359 Cumulative Cash Returned to Shareholders (In Millions) $110 $159 $368 $846 $1,121 $501 Over $1.4 billion returned to shareholders in the past 7+ years $1,382 $1,440 # of Shares Repurchased: 4.4M 0.7M 8.5M 5.2M 10.3M 7.3M 7.1M 1.0M Average Price: $19.27 $24.47 $18.72 $16.21 $28.06 $28.98 $27.63 $39.03

Why Invest in Astoria Financial? 17% CAGR in stock price since 1993 Strong balance sheet - superior asset quality Solid growth in earnings projected in 2004 Attractive banking franchise Dominant deposit market share in core market Superior operating efficiency Well capitalized Proactive Capital Management Stock repurchase program in place 29% compounded annual growth in dividend* Over $1.4 billion returned to shareholders in the past 7+ years * 1Q04 dividend annualized.

Price 2004 Implied Deposit 04/30/04 P/E* Price/ TBV Premium Astoria Financial $34.42 10.7x 2.0x 12% New York Community 25.07 11.6 4.9 54 Webster 43.50 11.6 2.3 13 Independence 36.13 12.2 2.3 21 Sovereign 19.98 12.2 2.6 13 Hudson United 35.73 12.5 4.1 19 North Fork 37.12 12.8 4.9 28 Golden West 105.11 13.1 2.6 21 Bank North 30.63 13.1 3.4 20 Washington Federal 23.36 13.7 1.8 18 TCF Financial 49.55 13.7 4.3 34 Commerce Bancorp 57.01 17.9 3.3 13 Median 12.7x 3.0x 19% Astoria Stock Price at Median Levels $40.38 $51.27 $44.00 Valuation Considerations * IBES as of 04/30/04.

AF: A Record of Enhancing Shareholder Value Addendum

Retail ESOP Officers & Directors Institutions East 15 10 6 69 West North Ownership Profile March 31, 2004 Shares Outstanding: 78,231,048

Acquisition History Year Thrift # Branches Assets (in millions) 1973 Metropolitan Federal 2 $ 50 1979 Citizens Savings (FSLIC) 5 130 1982 Hastings-on-Hudson Federal 3 100 1984 Chenango Federal 1 25 1987 Oneonta Federal 4 205 1990 Whitestone Savings (RTC) 4 280 1995 Fidelity New York 18 1,800 1997 The Greater New York Savings Bank 14 2,400 1998 Long Island Bancorp, Inc. 35 6,600 Total 86 $11,590

Tangible Book Value/Book Value Growth Dec 31 00 Dec 31 01 Dec 31 02 Dec 31 03 3/31/2004 Tangible Book Value 13.45 15.31 16.53 16.39 17.09 Book Value 15.63 17.48 18.85 18.9 19.61 (Dollars per common share)

1-4 Family Mortgage Loan Originations 2000 2001 2002 2003 1Q03 1Q04 Retail 372 683 1154 1426 337 148 Broker 1157 1827 1838 2610 552 240 Correspondent 837 1427 1535 1536 344 229 By Delivery Channel $2.4B $4.5B (In Millions) $5.6B $3.9B $617.3M $1.2B

Net Charge-offs/Average Loans vs. Peers 2000 2001 2002 2003 2004* All U.S. Thrifts 0.0004 0.0006 0.0008 0.0006 0.0006 NY Thrifts 0.0006 0.0005 0.001 0.0005 0.0005 AF 0.0001 0.0001 0.0001 0 0 * Most recent data available for All US Thrifts and NY Thrifts is for the year ended December 31, 2003. AF is for the quarter ended March 31, 2004. Source: SNL Financial - Median Ratios.

One of the industry's largest goodwill litigation claims $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million) $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million) Outcome unpredictable due to disparity in recent court decisions Goodwill Claim Update

Footnotes/Glossary Core deposits represent total deposits less time deposits. (2) Book value per common share represents common stockholders' equity divided by outstanding common shares, excluding unallocated Employee Stock Ownership Plan (ESOP) shares. (3) Tangible book value per common share represents common stockholders' equity less goodwill divided by outstanding common shares, excluding unallocated ESOP shares. G&A expense ratio represents general and administrative expense divided by average assets. (5) Average tangible equity represents average equity less average goodwill. NPA - Non-performing assets MBS - Mortgage-backed securities LTV - Loan-to-value CAGR - Compounded annual growth rate CRE - Commercial Real Estate

Long Island's Premier Community Bank www.astoriafederal.com